SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-k

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2004


                           J. C. PENNEY COMPANY, INC.
                     (Exact name of registrant as specified
                                 in its charter)


     Delaware                           1-15274                     26-0037077
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
of incorporation )                                           Identification No.)

6501 Legacy Drive
Plano, Texas                                                         75024-3698

(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

Item 12.        Results of Operations and Financial Condition.

     J. C. Penney Company, Inc. issued a news release on February 26, 2004, announcing its fiscal 2004 consolidated earnings. This information is attached as exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 J. C. PENNEY COMPANY, INC.



                                        By:  /s/         Robert B. Cavanaugh
                                           -----------------------------------
                                                     Robert B. Cavanaugh
                                                     Executive Vice President,
                                                     Chief Financial Officer



Date:  February  27, 2004


                                  EXHIBIT INDEX


Exhibit Number                       Description

99.1                                 J. C. Penney Company, Inc. News Release
                                     issued February 26, 2004